UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2014 (January 7, 2014)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On January 7, 2014, Healthcare Trust of America, Inc. (“HTA”) and Healthcare Trust of America Holdings, LP (HTA's “Operating Partnership”) executed an amendment to the $300.0 million term loan portion of the revolving credit and term loan agreement.  The amendment extended the initial maturity date to January 2018, decreased the initial interest rate to LIBOR plus 120 bps and amended the financial covenant definition of capitalization rate to reflect current market conditions.
On January 7, 2014, Healthcare Trust of America Holdings, LP executed an amendment to the $155.0 million credit agreement that amended the financial covenant definition of capitalization rate to reflect current market conditions.

Item 7.01	Regulation FD Disclosure.
On January 7, 2014, Healthcare Trust of America, Inc. (NYSE: HTA) issued a press release announcing that it executed an amendment to the $300.0 million term loan which extended the maturity to January 2018 and decreased the interest rate to LIBOR plus 120 bps based on our current credit rating. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated into this item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed “furnished” and not filed under Section 18 of the Securities Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment No. 2 to Revolving Credit and Term Loan Agreement.
10.2	Term Loan Note.
10.3	First Modification to Credit Agreement.
99.1	Press Release dated January 7, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: January 9, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: January 9, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman